CSFB 05-10

Group 13

1.

Pay pro-rata to the 13S1 and 13S2 until retired

2.

Pay the 13S3 until retired

3.

Pay the 13Z1 until retired

13Z1 Accretion Waterfall:

1.

Pay pro-rata to 13S1 and 13S2 until retired

2.

Pay the 13S3 until retired

3.

Pay the 13Z1 until retired

Notes

Pricing Speed = 300 PSA

Settlement 10/31/05